UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2009 (February 17, 2009)

Union Pacific Corporation

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 17, 2009, Union Pacific Corporation (the “Company”) entered into an Underwriting Agreement for the sale of $350,000,000 in aggregate principal amount of its 5.125% Notes due 2014 and $400,000,000 in aggregate principal amount of its 6.125% Notes due 2020 (collectively, the “Notes”). The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration on Form S-3 (File No. 333-141084) (the “Registration Statement”). The Notes are issuable pursuant to an Indenture dated as of April 1, 1999 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon, itself a successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank), as trustee.

Attached as Exhibit 1.1 is the Underwriting Agreement, dated February 17, 2009, between the Company and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, pursuant to which the Company has agreed to sell, and the underwriters have agreed to purchase, subject to the terms and conditions contained therein, the Notes. Also attached as Exhibit 5.1 is an opinion of James J. Theisen, Jr., Assistant General Counsel to the Company, regarding certain aspects of the legality of the Notes.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits:

1.1	Underwriting Agreement, dated February 17, 2009, between the Company and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated, as Representatives of the several underwriters relating to $350,000,000 in aggregate principal amount of the Company’s 5.125% Notes due 2014 and $400,000,000 in aggregate principal amount of the Company’s 6.125% Notes due 2020.

4.1	Form of 5.125% Note due 2014.

4.2	Form of 6.125% Note due 2020.

5.1	Opinion of James J. Theisen, Jr., Assistant General Counsel to the Company regarding certain aspects of the legality of the Notes.

23.1	Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION PACIFIC CORPORATION

By:	/s/ J. Michael Hemmer
J. Michael Hemmer
Senior Vice President-Law and General Counsel

Date: February 20, 2009

EXHIBIT INDEX

1.1	Underwriting Agreement, dated February 17, 2009, between the Company and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated, as Representatives of the several underwriters relating to $350,000,000 in aggregate principal amount of the Company’s 5.125% Notes due 2014 and $400,000,000 in aggregate principal amount of the Company’s 6.125% Notes due 2020.

4.1	Form of 5.125% Note due 2014.

4.2	Form of 6.125% Note due 2020.

5.1	Opinion of James J. Theisen, Jr., Assistant General Counsel to the Company regarding certain aspects of the legality of the Notes.

23.1	Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).